Exhibit 10.10

AMENDMENT NO. 1 TO

FORWARD PURCHASE AGREEMENT

This first amendment (the “Amendment”) to that certain Forward Purchase Agreement (the “Agreement”) entered into as of September 23, 2020, among TPG Pace Beneficial Finance Corp., a Cayman Islands exempted limited company (the “Company”), and other third parties (each, a “Purchaser”, and collectively, the “Purchasers”), is entered into as of October 6, 2020, pursuant to Section 9(m) of the Agreement. Capitalized terms that are used herein shall have the meanings ascribed to them in the Agreement. In consideration of the mutual promises and covenants contained herein, the Company and the Purchaser hereby agree as follow:

Section 1(a)(iv) shall be amended and restated in its entirety as follows:

“(iv) At the Forward Closing, the Company shall also issue to each Purchaser, on a private placement basis, upon payment of the Forward Purchase Price, an additional number of Class A Shares, for no cash consideration, equal to one-tenth of the number of Forward Purchase Shares purchased by each such Purchaser (the “Additional Shares” and, together with the Forward Purchase Securities, the “Securities”).”

Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended hereby.

This Amendment may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

This Amendment, the entire relationships of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

[●]

By:
Name:
Title:

Address for Notices:

E-mail:

COMPANY:

TPG PACE BENEFICIAL FINANCE CORP.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Forward Purchase Agreement]